Tax Status	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Tax Status [Line Items]
Tax Status

6. Tax Status

Effective August 6, 2021, the Plan adopted the Fidelity Pre-Approved Defined Contribution Plan (“Pre-Approved Plan”). The Internal Revenue Service (“IRS”) ruled on June 30, 2020, that the Pre-Approved Plan, including related amendments, as designed, was in compliance with the applicable requirements of the Internal Revenue Code (“IRC”). The Plan has been amended since the adoption of the Pre-Approved Plan. The Plan management believes the Plan is currently designed and is being operated in accordance with the IRC.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more-likely-than-not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.